UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: July 1, 2015
(Date of earliest event reported)

BETA MUSIC GROUP, INC.
(Exact name of Company as specified in its charter)

Florida	333-113296	26-0582871
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7100 BISCAYNE BOULEVARD
MIAMI, FL 33138
(Address of principal executive offices) (Zip Code)

(212) 249-4900
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current report on Form 8-K contains forward-looking statements which include, but are not limited to, statements concerning expectations as to our revenues, expenses, and net income, our growth strategies and plans, the status of evolving technologies and their growth potential, the adoption of future industry standards, expectations as to our financing and liquidity requirements and arrangements, the need for additional capital, and other matters that are not historical facts. These forward-looking statements are based on our current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by it. Words such as “anticipates”, “appears”, “expects”, “intends”, “plans”, “believes, “seeks”, “estimates”, “may”, “will” and variations of these words or similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from those results expressed in any forward-looking statements, as a result of various factors. Readers are cautioned not to place undue reliance on forward-looking statements, which are based only upon information available as of the date of this report. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

On June 30, 2015, Beta Music Group, Inc. , a Florida  corporation (the “Company”) and ChoiceTrade Holdings, Inc., a Puerto Rico  corporation (“Choice”) executed a non-binding letter of intent to exchange at least a majority of the Company’s unregistered, unissued shares of common stock for all of the issued and outstanding shares of Choice  (the “Letter of Intent”). ChoiceTrade Holdings is the parent company of ChoiceTrade, an online broker.

The final amount of the Company’s shares of common stock to be exchanged (the “Exchange Shares”) will be specified in a Share Exchange Agreement. The Exchange Shares will be delivered by the Company to the shareholders of Choice at closing. The closing of the proposed Share Exchange Agreement will be conditioned upon the completion of a private offering of the Company’s securities in an amount and pursuant to terms reasonably approved by the Company.  The closing is further conditioned on entry into an agreement and plan to spin-off of the Company’s current digital media business to the Company’s shareholders of record at a date, approved by the Company, prior to the closing of the Share Exchange Agreement.

Following the closing of the Share Exchange Agreement, the intention is to continue Choice’s historical businesses, including changing the corporate name and replacing the Company’s Board of Directors with appointees of Choice and the former Choice shareholders are expected to own a controlling interest in the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 1, 2015

BETA MUSIC GROUP, INC.

By:  /s/ Jim Ennis
       Jim Ennis
       Chief Executive Officer